UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2025

Atlanticus Holdings Corporation
(Exact name of registrant as specified in its charter)

Georgia	000-53717	58-2336689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Concourse Parkway, Suite 300, Atlanta, Georgia 30328
(Address of principal executive offices)

Registrant’s telephone number, including area code: 770-828-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of exchange on which registered
Common stock, no par value	ATLC	Nasdaq Global Select Market

7.625% Series B Cumulative Perpetual Preferred Stock, no par value	ATLCP	Nasdaq Global Select Market

6.125% Senior Notes due 2026	ATLCL	Nasdaq Global Select Market

9.25% Senior Notes due 2029	ATLCZ	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                  ☐

Explanatory Note

On September 17, 2025, Atlanticus Holdings Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report the entry into a Membership Interest Purchase Agreement (the “Purchase Agreement”) by Mercury Finance Acquisition, LLC, a Georgia limited liability company and wholly-owned subsidiary of the Company (the “Purchaser”), on September 11, 2025 with Mercury Financial Intermediate LLC, a Delaware limited liability company, Mercury Financial LLC, a Delaware limited liability company (“Mercury”), and solely for purposes of Section 7.7 of the Purchase Agreement, the Company. Pursuant to the Purchase Agreement, and subject to the conditions thereof, the Purchaser acquired all of the issued and outstanding equity interests of Mercury (the “Acquisition”). The purpose of this amendment (the “Amendment No. 1”) to the Original Report is to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, which were not previously filed with the Original Report, but are permitted to be filed by amendment no later than 71 calendar days after the date the Original Report was required to be filed with the U.S. Securities and Exchange Commission (“SEC”), as permitted by the rules of the SEC. Except for this Explanatory Note, the filing of the financial statements and the pro forma financial information required by Item 9.01, there are no changes to the Original Report.

The pro forma financial information included as Exhibit 99.3 to this Amendment No. 1 has been presented for illustrative purposes only, as required by Form 8-K, and is not intended to, and does not purport to, represent what the combined company’s actual results or financial condition would have been if the Acquisition had occurred on the relevant date, and is not intended to project the future results or financial condition that the combined company may achieve following the Acquisition.

Item 9.01         Financial Statements and Exhibits

(a)	Financial statements of businesses or funds acquired.

(i)
Attached to this Amendment No. 1 as Exhibit 99.1 are the audited consolidated balance sheets and the related consolidated statements of operations, changes in member’s equity, and cash flows of Mercury as of and for the fiscal years ended December 31, 2023, and December 31, 2024, and the notes to the consolidated financial statements.

(ii)
Attached to this Amendment No. 1 as Exhibit 99.2 are the unaudited consolidated interim balance sheets and the related unaudited consolidated interim statements of operations, change in member’s equity and cash flows of Mercury as of and for the six months ended June 30, 2025.

(b)	Pro forma financial information.

Attached to this Amendment No. 1 as Exhibit 99.3 is the unaudited pro forma condensed statement of operations of the Company for the nine months ended September 30, 2025, and the fiscal year ended December 31, 2024. The unaudited pro forma condensed statement of operations of the Company should be read together with the Company’s historical condensed consolidated financial statements included in its quarterly report on Form 10-Q for the quarter ended September 30, 2025.

(d)	Exhibits.
Exhibit No.	Description
23.1	Consent of Grant Thornton LLP, Independent Certified Public Accountants.

99.1
Audited consolidated balance sheets and the related consolidated statements of operations, changes in member’s equity, and cash flows of Mercury Financial LLC as of and for the fiscal years ended December 31, 2023 and December 31, 2024, and the notes to the consolidated financial statements.

99.2
Unaudited consolidated interim balance sheets and the related unaudited consolidated interim statements of operations, change in member’s equity and cash flows of Mercury Financial LLC as of and for the six months ended June 30, 2025.

99.3	Unaudited condensed consolidated pro forma statements of operations of Atlanticus Holdings Corporation for the nine months ended September 30, 2025, and the fiscal year ended December 31, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTICUS HOLDINGS CORPORATION

Date:	November 28, 2025	By:	/s/ William R. McCamey
Name: William R. McCamey
Title: Chief Financial Officer